Exhibit 99.1

Notice No.: 08-284

June 4, 2008

To:	Class A Members of New York Mercantile Exchange, Inc.

From:	Donna Talamo, Vice President Administration & Corporate Secretary

Re:	New York Mercantile Exchange, Inc. - Follow-up Information Regarding Bylaw Section 311(G)

The purpose of this Notice is to supplement Notice No. 217 dated April 23, 2008 by: (i) providing Electronic Trading Volume as a Percentage of Contract Volume for the fiscal quarter ended March 31, 2008; and (ii) providing further background information regarding the method of calculating Contract Volume and Contract Volume Resulting From Electronic Trading for a NYMEX Division product pursuant to Exchange Bylaw Section 311(G).

Electronic Trading Volume as a Percentage of Contract Volume – 1st Quarter 2008

Member Notice No. 08-217 disclosed Electronic Trading Volume as a Percentage of Contract Volume for each of the fiscal 2007 quarters. Electronic Trading Volume as a Percentage of Contract Volume for the 1st Quarter 2008, is as follows:

Year	Quarter	Trading Days	Light Sweet Crude Oil (CL)	Heating Oil (HO)	RBOB Gasoline (RB)	Natural Gas (NG)	Platinum (PL)	Palladium (PA)
2008	Jan - Mar	61	86.57%	89.02%	88.47%	81.33%	80.60%	74.83%

Calculating Contract Volume And Contract Volume Resulting From Electronic Trading For A NYMEX Division Product Pursuant To Exchange Bylaw Section 311(G)

To determine the contract volume for any NYMEX Division product, the Exchange took all contract volume for such product as is used by NYMEX Holdings, Inc. in its quarterly financial reports, including transactions submitted for clearing via NYMEX ClearPort® Clearing and all futures resulting from the exercise and assignment of options.

To determine the contract volume for a NYMEX Division product resulting from electronic trading, the Exchange took the published Globex physically settled volume for such product. In addition, as described in Notice No. 08-217 issued on April 23, 2008, for futures contracts resulting from the exercise or assignment of options, the Exchange does not presently have the means to identify whether a particular options position originated from a transaction on the floor or electronically. Accordingly, the Exchange apportioned such transactions on the basis of the percentage of options transactions executed on the floor versus electronically.

Notice No.: 08-284

June 4, 2008

New York Mercantile Exchange, Inc. –

    Follow-up Information Regarding Bylaw Section 311(G)

Thus, the quarterly percentage of contract volume for a NYMEX Division product resulting from electronic trading, pursuant to Bylaw Section 311(G), was calculated as follows:

Numerator:	Add: and:	Globex Physically Settled Volume “Allocated Portion of Futures Resulting From Exercise and Assignment From Options” (as calculated below)

Denominator:		Total Contract Volume

Numerator/Denominator =		Percentage of Contract Volume Resulting From Electronic Trading

The Allocated Portion of Futures Resulting From Exercise and Assignment From Options (used in the formula above) was determined as follows:

Numerator:	Globex Physically Settled Options

Denominator:	Total Options Contract Volume

Numerator/Denominator =	Percentage of Options Electronically Traded

Multiply	Percentage of Options Electronically Traded

times	Total Futures Resulting From Exercises and Assignment

to determine	Allocated Portion of Futures Resulting From Exercise and Assignment From Options

The above methodology was applied for each product by quarter to the regularly reported volume data for each product as demonstrated in the following tables:

Notice No.: 08-284

June 4, 2008

New York Mercantile Exchange, Inc. –

    Follow-up Information Regarding Bylaw Section 311(G)

Crude Oil	Q1 - 2008	Q4 - 2007	Q3 - 2007	Q2 - 2007	Q1 - 2007
Globex Physically Settled Volume	29,922,707	28,292,619	26,313,275	22,939,224	22,760,635
Portion of Futures Resulting From Exercise and Assignment	57,062	98,909	42,902	548	—

Electronic Volume	29,979,769	28,391,528	26,356,177	22,939,772	22,760,635

Total Contract Volume	34,629,226	34,207,640	31,867,305	29,314,958	30,188,776

Percentage of Contract Volume Resulting From Electronic Trading	86.57%	83.00%	82.71%	78.25%	75.39%

Heating Oil	Q1 - 2008	Q4 - 2007	Q3 - 2007	Q2 - 2007	Q1 - 2007
Globex Physically Settled Volume	4,577,787	4,095,555	3,866,289	3,656,102	3,274,708
Portion of Futures Resulting From Exercise and Assignment	1,822	2,654	596	—	—

Electronic Volume	4,579,609	4,098,209	3,866,885	3,656,102	3,274,708
Total Contract Volume	5,144,640	4,740,972	4,476,505	4,419,161	4,565,614
Percentage of Contract Volume Resulting From Electronic Trading	89.02%	86.44%	86.38%	82.73%	71.73%

NY RBOB Unleaded Gasoline	Q1 - 2008	Q4 - 2007	Q3 - 2007	Q2 - 2007	Q1 - 2007
Globex Physically Settled Volume	5,027,604	3,905,313	4,627,595	4,828,886	3,135,188
Portion of Futures Resulting From Exercise and Assignment	1,300	1,670	715	—	—

Electronic Volume	5,028,904	3,906,983	4,628,310	4,828,886	3,135,188
Total Contract Volume	5,684,302	4,608,398	5,307,140	5,823,665	4,180,402
Percentage of Contract Volume Resulting From Electronic Trading	88.47%	84.78%	87.21%	82.92%	75.00%

Natural Gas	Q1 - 2008	Q4 - 2007	Q3 - 2007	Q2 - 2007	Q1 - 2007
Globex Physically Settled Volume	7,623,734	6,214,083	6,304,397	5,322,825	4,752,693
Portion of Futures Resulting From Exercise and Assignment	15,956	5,725	4,118	119	—

Electronic Volume	7,639,690	6,219,808	6,308,515	5,322,944	4,752,693
Total Contract Volume	9,393,095	7,931,562	7,968,239	7,160,563	7,242,310
Percentage of Contract Volume Resulting From Electronic Trading	81.33%	78.42%	79.17%	74.34%	65.62%

Platinum	Q1 - 2008	Q4 - 2007	Q3 - 2007	Q2 - 2007	Q1 - 2007
Globex Physically Settled Volume	170,519	105,313	96,930	89,011	68,492
Portion of Futures Resulting From Exercise and Assignment	—	—	—	—	—

Electronic Volume	170,519	105,313	96,930	89,011	68,492
Total Contract Volume	211,555	136,731	129,574	129,153	106,873
Percentage of Contract Volume Resulting From Electronic Trading	80.60%	77.02%	74.81%	68.92%	64.09%

Palladium	Q1 - 2008	Q4 - 2007	Q3 - 2007	Q2 - 2007	Q1 - 2007
Globex Physically Settled Volume	137,477	59,637	64,915	80,608	66,119
Portion of Futures Resulting From Exercise and Assignment	—	—	—	—	—

Electronic Volume	137,477	59,637	64,915	80,608	66,119
Total Contract Volume	183,723	93,571	99,954	112,669	102,091
Percentage of Contract Volume Resulting From Electronic Trading	74.83%	63.73%	64.94%	71.54%	64.76%

Should you have any questions or require any further information, please contact exchangeinfo@nymex.com.